EXHIBIT 10.21

                     FOURTH AMENDED AND RESTATED SCHEDULE TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

Borrower:                  FLORIDA FINANCE GROUP  INC.
                           LIBERTY FINANCE COMPANY

Address:                   5200 S. WASHINGTON
                           TITUSVILLE, FLORIDA 32780-7316

Borrower:                  SMART CHOICE RECEIVABLES HOLDING COMPANY
                           P. O. Box 50102
                           Henderson, NV 89016

Date:                      MARCH 27, 1998

     This Fourth Amended and Restated Schedule ("Fourth Amended Schedule") is executed in conjunction with a certain Amended and Restated Loan and Security Agreement ("Agreement") of February 4, 1997, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers, as Borrower. This Fourth Amended Schedule is an amendment and restatement of the Schedule to Amended and Restated Loan and Security Agreement, dated of even date with the Agreement. and that certain First Amended and Restated Schedule to Amended and Restated Loan and Security Agreement, dated April 22, 1997, that certain Second Amended and Restated Schedule to Amended and Restated Loan and Security Agreement, dated May 7, 1997 and that certain Third Amended and Restated Schedule to Amended and Restated Loan and Security Agreement, dated December 30, 1997. The terms and provisions of this Fourth Amended Schedule shall supersede all prior schedules. All references to Section numbers herein refer to Sections in the Agreement.

================================================================================

1.A. BORROWERS (SECTION 1).

     All references to "Borrower" in any and all Loan Documents are hereby modified to include the following Borrower, as co-borrowers, jointly and severally:

     Florida Finance Group, Inc. -               "FFG" or "Lead Borrower"

     Liberty Finance Company  -                  "Liberty"

     Smart Choice Receivables Holding Company    "Smart Choice Receivables"


1.13.A. MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.13).

     The term "Maximum Amount of an Eligible Receivable" shall mean the sum of Twenty Thousand Dollars ($20,000.00) remaining due thereon at any date of determination.

1.13.B. MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.13).

     The "Maximum Term of an Eligible Receivable" shall be Forty-Eight (48) months remaining until the due date of such Eligible Receivable at any date of determination.

1.13.C. AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.13.)

     AGING PROCEDURES FOR A CONTRACTUAL AGING:

          1. No payment missed or due       =  Current.

          2. 1 to 30 days past due          = "30 day Account".

          3. 31 to 60 days past due         = "60 day Account".

          4. 61 or more days past due       = "60 + day Account"

     ELIGIBILITY TEST:

     The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.13 hereof, that test, being as follows: no payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

1.15 GUARANTOR (WHETHER ONE OR MORE) (SECTION 1.15)

     Smart Choice Holdings, Inc.

     Smart Choice Automotive Group, Inc.
     (formerly known as Eckler Industries, Inc.)

1.22 MODIFICATION TO THE DEFINITION OF "LEVERAGE RATIO" (SECTION 1.22)

     Section 1.22 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "1.22 LEVERAGE RATIO. The term "Leverage Ratio" shall mean, at any date of determination, total consolidated liabilities of Smart Choice Automotive Group, Inc. ("SMAG"), including the outstanding balance of the Indebtedness, less the outstanding balance due pursuant to all subordinated debt which has been subordinated to all the rights of Lender with respect to the Guaranty Agreement of SMAG in favor of
          Lender,   in  a  form  and  substance   acceptable  to  Lender  ("SMAG
          Subordinated Debt"), divided by the sum of the amount of SMAG's consolidated tangible net worth, as the term "tangible net worth" is defined in the Agreement with respect to Borrower, plus the outstanding balance due pursuant to all SMAG Subordinated Debt."

2.1.A. AMOUNT OF REVOLVING CREDIT LINE (SECTION 2.1):

     Thirty Five Million Dollars ($35,000,000.00)

     (i) If the date of determination is on or before April 30, 1998, then the Amount of Revolving Credit Line shall be Forty-Two Million Five Hundred Thousand Dollars ($42,500,000.00). Seven Million Five Hundred Thousand Dollars ($7,500,000.00) of the $42,500,000.00 represents a temporary overline granted to Borrower that expires on April 30, 1998.

     (ii) If the date of  determination is after April 30, 1998, then the Amount
          of  Revolving  Credit  Line  shall  be  Thirty-Five   Million  Dollars
          ($35,000,000.00).

2.1.B. AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

     The "Availability on Eligible Receivables" shall be an amount equal to, with respect to all Eligible Receivables, on the date of determination as follows:

     (i) if the date of determination is on or before the earlier of (a) December 31, 1997, or (b) the effective date of a public offering for the sale of securities by Smart Choice Automotive Group, Inc. or any subsidiary thereof, then with respect to each Eligible Receivable sixty percent (60%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, time price differentials, insurance fees, discounts, holdbacks and other fees and charges pursuant to the Eligible Receivables; or

     (ii) if the date of determination is after the earlier of (a) December 31, 1997, or (b) the effective date of a public offering for the sale of securities by Smart Choice Automotive Group, Inc. or any subsidiary thereof, then with respect to each Eligible Receivable fifty-five percent (55%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, time price differentials, insurance fees, discounts, holdbacks and other fees and charges pursuant to the Eligible Receivables

     Notwithstanding any provision contained in the Loan Documents to the contrary, if for the twelve (12) calendar month period immediately prior to any date of determination, the Collateral Recovery Rate is less than seventy percent (70%), or if on any date of determination, the Collateral Performance Percentage is greater than ten percent (10.0%), then in either event, Lender, in its sole and absolute discretion, may modify the Availability on Eligible advance percentage set forth above.

2.2. STATED INTEREST RATE (SECTION 2.2).

     The lesser of (i) the Governing Rate plus three percent (3.00%) per annum; or (ii) the Maximum Rate.

2.3. MATURITY DATE (SECTION 2.3.C).

     The primary term of this Agreement shall expire on December 31, 1999. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

2.6. LIQUIDATED DAMAGES (SECTION 2.6).

     The amount of "Liquidated Damages" shall be as follows:

     (i) if on or prior to December 31, 1997, Borrower pays the balance of the Indebtedness in full and Borrower requests Lender to terminate Lender's security interest in the Collateral, the amount of "Liquidated Damages" shall be an amount equal to three percent (3%) of the Amount of Revolving Credit Line;

     (ii) if on or prior to December 31, 1998, but on or after January 1, 1998, Borrower pays the balance of the Indebtedness in full and Borrower requests Lender to terminate Lender's security interest in the Collateral, the amount of "Liquidated Damages" shall be an amount equal to two percent (2%) of the Amount of Revolving Credit Line;

     (iii)if prior to December 31, 1999, but on or after January 1, 1999, Borrower pays the balance of the Indebtedness in full and Borrower requests Lender to terminate Lender's security interest in the Collateral, the amount of "Liquidated Damages" shall be an amount equal to one percent (1%) of the Amount of Revolving Credit Line.

2.11. FACILITY FEE (SECTION 2.11).

     A Facility Fee shall not be due for any calender month ending on or after April 30, 1997.

2.12 CO-BORROWER PROVISIONS (SECTIONS 2.12, 2.13, AND 2.14)

     The  following  Sections  2.12,  2.13  and  2.14  are  hereby  added to the
     Agreement:

     2.12 APPLICATION OF PAYMENTS. All payments and collections shall be deemed to be comprised of a pro rata remittance or payment made by each Borrower, based upon the proportion that the Eligible Receivables of each Borrower bears to the aggregate of all Eligible Receivables of the Borrowers, as of the date on which such remittance or payment is received by Lender. In the event such remittance or payment shall be made by the Lead Borrower, acting as agent or trustee for the other Borrowers, each Borrower shall be deemed to have made their proportionate amount of such remittance or payment to Lender by and through such agent or trustee.

     2.13. ADVANCES TO LEAD BORROWER. Borrower does hereby irrevocably agree that in the event Lender makes advances to Lead Borrower, as agent or trustee for each of Borrower, as contemplated in Section 2.14, each such advance shall be deemed to be made to each Borrower based upon a proportion that each Borrower's Eligible Receivables bear to the aggregate of all
     Eligible Receivables of Borrower, notwithstanding any subsequent disbursement of said advance by the Lead Borrower, acting as agent or trustee for the Borrowers. In the event that the actual advances, direct or indirect, received by Lead Borrower or any other Borrower or the balance due to Lender as shown in the records of any Borrower shall be disproportionate when compared to the proportion of the Eligible Receivables of each Borrower, whether by way of subsequent disbursements by Lead Borrower, acting as agent or trustee, by way of Lender electing to make advances to each Borrower, as contemplated in Section 2.14 or otherwise, such disproportionalities shall be deemed to have occurred by virtue of loans made between and among Borrowers.

     2.14 APPOINTMENT OF AGENT. Lender agrees that, in the sole discretion of Lender, Borrower may, by written notice to Lender, designate a Lead Borrower to receive advances from Lender, make payments to Lender, communicate with Lender and generally represent the interests of the
     Borrowers with respect to the subject matter of this Agreement; notwithstanding the foregoing, Lender may, at its sole discretion and upon notice to each of the Borrowers, make advances directly to each of the Borrowers, require that payments due hereunder be made to Lender by each of the Borrowers, require each of the Borrowers to communicate directly with Lender, for its own account, and generally deal independently and separately with each of the Borrowers. Until so notified by Lender, each of the Borrowers hereby agree that any and all funds advanced by Lender pursuant to the terms of this Agreement, shall be advanced to the Lead Borrower and may be deposited or transferred into the general corporate account of Lead Borrower, as agent and/or trustee for Borrowers. Lead Borrower hereby agrees to keep detailed and accurate records of all such disbursements made to any other Borrowers. Lead Borrower hereby agrees to keep detailed and accurate records of all loans and dealings between or among Lead Borrower and the other Borrowers. Borrowers agree to furnish copies of such records to Lender upon request. Each Borrower, other than the Lead Borrower hereby irrevocably makes, constitutes, designates and appoints Lead Borrower as its agent and/or trustee with full power to receive all notices, request all Advances hereunder and to deal generally with Lender as agent and/or trustee for the Borrowers and Lead Borrower is hereby granted full power and authority to bind the Borrowers in respect of any term, condition, covenant or undertaking embraced in this Agreement. Lender may, without liability or responsibility to the Borrowers rely upon the instructions or other communications of Lead Borrower on behalf of each of the Borrowers in connection with any notifications, requests or communications required or permitted to be given hereunder with the same force and effect as if actually given by each Borrower; each Borrower hereby agrees to indemnify and hold Lender harmless from and against any liability, claim, suit, action, penalty, fine or damage arising out of or incurred in connection with Lender's reliance upon communications from Lead Borrower on behalf of the Borrowers. It is specifically understood and agreed that any Advance made hereunder by Lender to Lead Borrower shall be considered and treated as an Advance to the Borrowers and each Borrower shall be jointly and severally liable therefor.

3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

     All locations are as set forth on the attach List of Locations

3.16 CROSS COLLATERALIZATION PROVISION (SECTION 3.16)

     The following Section 3.16 is hereby added to the Agreement:

     3.16 CROSS COLLATERALIZATION. Each Borrower agrees that the Collateral of each Borrower pledged hereunder shall secure all of the obligations of the Borrowers to Lender hereunder. Upon and after an Event of Default by any Borrower, Lender may pursue all rights and remedies it may have against all or any part of the Collateral regardless of the status of legal title to such Collateral. Each Borrower hereby acknowledges that this Cross Collateralization of their Collateral is in consideration of Lender's extending the credit hereunder and mutually beneficial to each Borrower.

5.1.B. BORROWER'S TRADENAMES (whether one or more) (SECTION 5.1.B.)

     As set forth in List of Tradenames attached hereto

6.2.A. LEVERAGE RATIO LIMIT (SECTION 6.2.J).

     The term "Leverage Ratio Limit" shall mean 4.0 : 1.0

6.2.B. MINIMUM NET INCOME (SECTION 6.2.K).

     The Minimum Net Income shall be One Dollar ($1.00) for each fiscal year of Borrower, beginning with fiscal year ending December 31, 1997.

6.2.C. DISTRIBUTIONS LIMITATION (SECTION 6.2.L).

     The Maximum Distributions shall not exceed twenty-five percent (25%) of Net Income of the fiscal year in which such Distributions are made.

6.3.C. ANNUAL FINANCIAL STATEMENTS (SECTION 6.3).

     Annual audited financial statements shall be prepared by independent certified public accountants, reasonably acceptable to Lender.

8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

     Borrowers shall reimburse Lender for legal fees and expenses incurred in the negotiations, preparation and closing of this Third Amended and Restated Schedule to Amended and Restated Loan and Security Agreement.

9.1. NOTICES (SECTION 9.1).

              Lender:     FINOVA Capital Corporation
                          (copy each office below with all notices)

                          Corporate Finance Office:

                          FINOVA Capital Corporation
                          355 South Grand Avenue, Suite 2400
                          Los Angeles, CA  90071
                          Attn:  John J. Bonano, Senior Vice President
                          Telephone:  (213) 253-1600
                          Telecopy No.:  (213) 625-0268

                          Corporate Office:

                          FINOVA Capital Corporation
                          1850 N. Central Avenue
                          Phoenix, AZ  85077
                          Attn:  Joseph R. D'Amore, Senior Counsel
                          Telephone:  (602) 207-4900
                          Telecopy No.:  (602) 207-5543

                          Rediscount Finance Office:

                          FINOVA Capital Corporation
                          13355 Noel Road, Suite 800
                          Dallas, TX  75240
                          Attn: Douglas M. Fraser (Account Executive)
                          Telephone:  (214) 458-5600
                          Telecopy No.:  (214) 458-5650

     Borrower:            Florida Finance Group Inc.
                          Liberty Finance Company
                          5200 S. Washington
                          Titusville, Florida 32780-7316
                          Telephone: 407-269-9680
                          Telecopy No.:407-269-1880

     Borrower:            Smart Choice Receivables Holding Company
                          P. O. Box 50102
                          Henderson, NV 89016
                          Telephone: (702) 598-3738
                          Telecopy No.: (702) 598-3651

     Guarantors:          Smart Choice Holdings, Inc.
                          Smart Choice Automotive Group, Inc.
                          5200 S. Washington
                          Titusville, Florida 32780-7316
                          Telephone: 407-269-9680
                          Telecopy No.:407-269-1880

9.16. AGENT FOR SERVICE OF PROCESS (SECTION 9.16).

     Gary Smith, whose address is 5200 S. Washington, Titusville, Florida 32780-7316 (Agent)

IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.
                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation

                           By: /s/ Bradley R. Fisher                3/27/98
                           ------------------------------------------------
                           Bradley R. Fisher, Vice President         (Date)

                           BORROWERS:

                           FLORIDA FINANCE GROUP INC.

                           By: /s/ Richard Todd                    3/27/98
                           -----------------------------------------------
                           Richard Todd, Assistant Vice President   (Date)

                           LIBERTY FINANCE COMPANY

                           By: /s/ Richard Todd                    3/27/98
                           -----------------------------------------------
                           Richard Todd, Assistant Vice President   (Date)

                           SMART CHOICE RECEIVABLES HOLDING COMPANY

                           By: /s/ Richard Todd                    3/27/98
                           -----------------------------------------------
                           Richard Todd, Assistant Vice President   (Date)

                           GUARANTORS:

                           SMART CHOICE HOLDINGS, INC.

                           By: /s/ Richard Todd                    3/27/98
                           -----------------------------------------------
                           Richard Todd, Assistant Vice President   (Date)

                           SMART CHOICE AUTOMOTIVE GROUP, INC.

                           By: /s/ Richard Todd                    3/27/98
                           -----------------------------------------------
                           Richard Todd, Assistant Vice President   (Date)